Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Agreement”) is dated as of November 21 2017 (the “Execution Date”) by and between Asia Equity Exchange Group, Inc., a Nevada corporation (the “Company”), and Zhou, Yanru (the “Purchaser”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and/or Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchaser, and the Purchaser, severally and not jointly with other purchasers, desires to purchase from the Company, securities of the Company as more fully described in this Agreement;

WHEREAS, the offer and sale of the Shares by the Company (the “Offering”) is being made in reliance upon the provisions of Regulation S (“Regulation S”) promulgated by the Securities and Exchange Commission (the “SEC”) under the Securities Act; and

NOW, THEREFORE, in consideration of and subject to the mutual agreements, terms and conditions herein contained, the receipt and sufficiency of which are hereby acknowledged, the Company and Purchaser agree as follows:

1. PURCHASE AND SALE OF COMMON STOCK

1.1 Purchase and Sale of Common Stock. Subject to the terms and conditions set forth herein, the Company is offering to the Purchaser the number of Common Stock of the Company, par value $0.001 (the “Common Stock”), set forth on the signature page herein at a price of $3.5 per share of the Common Stock (the unit price per share, the “Purchase Price Per Share” and the total price, the “Purchase Price”). The Common Stock are sometimes collectively referred to herein as the “Shares.”

1.2 Closing. The closing of the transactions contemplated hereby shall take place on a rolling close basis as agreed by the Company and each Purchaser (each closing being called the “Closing” and such date and time being called the “Closing Date”).

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(a)	At the Closing, subject to Section 2 below, the Purchaser shall pay the remainder of the Purchase Price in immediately available funds or a certified check, bank draft or money order payable to “Asia Equity Exchange Group, Inc.”, which must be delivered to Suite 2501A, Skyline Tower, 39 Wang Kwong Road, Kowloon Bay, Hong Kong. Attn: Mr. Jun Liu. All such checks, bank drafts or money orders remitted to the Company shall be accompanied by information identifying the Purchaser, subscription, the Purchaser’s social security or taxpayer identification number and address.

(b)	At the Closing, the Company shall deliver to the Purchaser its certificates representing purchase.

1.3 Up-listing. As soon as practicable after the Closing, the Company shall file an application to be listed on the NASDAQ Capital Market or such other national securities exchange as is reasonably acceptable to the Purchaser (together, the “National Exchanges”). Up-listing will be deemed completed when the Company’s Common Stock commences trading on one of the National Exchanges. The Company shall use its commercially reasonable efforts to effect the Up-listing no later than December 31, 2018 (the “Up-listing Deadline”).

1.4 Buy-Back. If Company does not complete Up-listing on or before the Up-listing Deadline (the “Eligible Up-listing”), the Purchaser, within 30 days following the Up-listing Deadline, have the right to request the Company, made in writing, to repurchase all of the Shares (the “Buy-Back Shares”) and pay full amount of the Purchase Price in cash (“Buy-Back Payment’). The Purchaser and the Company agree that the Company is only obligated to pay the Buy-Back Payment after the Purchaser returns and/or cancels all of the Shares. In the event after the Purchaser notifies the Company in writing to repurchase the Buy-Back Shares and make the Buy-Back Payment (the “Buy Back Written Notice”), and the Purchaser does not return or cancel all Buy-Back Shares within fifteen (15) business days from the date of the Buy-Back Written Notice, the Company is only obligated to pay an amount of cash equal to the actual number of shares of Buy Back Shares that the Purchaser actually returns and/or cancels, times the Purchase Price Per Share.

1.5 Lock-up. Each of the Purchasers hereby agrees that until the first anniversary of the Eligible Up-listing (the “Lock-Up Expiration Date” and such period as the “Lock-up Period”), the Purchaser shall not, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any shares of Common Stock acquired and beneficially owned by the Purchaser (whether any such transaction is to be settled by delivery of common shares, other securities, cash or other consideration) or otherwise dispose (or publicly announce the Purchaser’s intention to do any of the foregoing) of, directly or indirectly, any such securities. Notwithstanding the foregoing, the Purchaser may during the Lock-up Period transfer any Common Stock beneficially owned by the Purchaser (a) to any affiliate of the Purchaser who agrees to be bound by the provisions hereof or (b) solely for bona fide estate planning purposes of an Purchaser’s affiliate. The obligations of the Purchaser under this Section 1.5 shall terminate upon the expiration of the Lock-up Period.

2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company represents and warrants to Purchaser that:

2.4 The Company is duly incorporated in Nevada and is validly existing in good standing under the laws of Nevada. The Company and each subsidiary, if any, is not in violation of any of the provisions of its articles of incorporation, by-laws or other organizational or charter documents, each as may be amended (the “Internal Documents”). The Company has no subsidiaries and does not have an equity interest in any other firm, partnership, association or other entity. The Company is qualified to transact business as a foreign corporation and is in good standing under the laws of each jurisdiction where the location of its properties or the conduct of its business makes such qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, assets, liabilities, results of operations, condition (financial or otherwise), properties or prospects of the Company.

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2.5 The Company has all power and authority to: (i) conduct its business as presently conducted and as proposed to be conducted as described herein; (ii) enter into and perform its obligations under this Agreement; and (iii) issue, sell and deliver the Common Stock. The execution and delivery of this Agreement and the issuance, sale and delivery of the Common Stock has been duly authorized by all necessary corporate action. Once executed and delivered, this Agreement will constitute, valid and binding obligations of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of the Company’s obligations to provide indemnification and contribution remedies under the securities laws and subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

2.6 The Common Stock will be duly and validly issued, fully paid and non-assessable, and free from all taxes or liens with respect to the issue thereof and shall not be subject to preemptive rights, rights of first refusal and/or other similar rights of shareholders of the Company and/or any other person.

2.7 No action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or its property is pending or, to the best knowledge of the Company, threatened that (i) could reasonably be expected to have a material adverse effect on the performance of this Agreement by the Company or the consummation of any of the transactions contemplated hereby or thereby, and/or (ii) could reasonably be expected to have a material adverse effect on the Company’s operations.

2.8 The Company is not in (i) violation or default of any provision of its Internal Documents; (ii) default or material violation of the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; and/or (iii) default or material violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties, as applicable.

2.9 Assuming the accuracy of the Purchaser’s representations and warranties set forth in this Agreement, no registration under the Securities Act of the Common Stock is required for the offer and sale of the Common Stock to the Purchaser in the manner contemplated herein. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any obligation or to a loss of a material benefit under any provision of any mortgage, indenture, lease or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company or his properties or assets. Neither the execution and delivery of this Agreement by the Company, nor the consummation of the transaction contemplated hereby, will result in the imposition of any security interest upon the Shares.

2.10 Securities Compliance and Restricted Shares. All Common Stock are restricted securities as defined in Rule 144 promulgated under the Securities Act.

2.11 No General Solicitation. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Common Stock by any form of general solicitation or general advertising. The Company has offered the Common Stock for sale only to “accredited Purchasers” within the meaning of Rule 501 under the Securities Act and as set forth under Exhibit A hereof.

2.12 Certain Fees. No brokers fees, finder’s fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement. The Purchaser shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement.

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2.13 Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company or any subsidiaries.

2.14 No Bad Actors. To the knowledge of the Company, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

3. REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser hereby represents and warrants to the Company as follows:

3.4 Organization. Such Purchaser is either an individual or an entity, corporate, partnership, limited liability company, duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporated or formed with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

3.5 Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Common Stock being sold to it hereunder. The execution, delivery and performance of this Agreement by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.

3.6 Purchase Entirely for Own Account. This Agreement is made with Purchaser in reliance upon Purchaser’s representation to the Company, which by Purchaser’s execution of this Agreement, Purchaser hereby confirms that the Common Stock to be acquired by Purchaser will be acquired for investment for Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Common Stock.

3.7 Experience of Purchaser. Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Stock, and has so evaluated the merits and risks of such investment.

3.8 Ability to Bear Risk. Purchaser understands and agrees that purchase of the Common Stock is a high risk investment and Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. Purchaser must bear the substantial economic risks of the investment in the Common Stock indefinitely because none of the Common Stock may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) are available. The Purchaser represents that it is able to bear the economic risk of an investment in the Common Stock and is able to afford a complete loss of such investment.

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3.9 Disclosure of Information. Purchaser has been given access to full and complete information regarding the Company and has utilized such access to Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as Purchaser has reasonably requested. In particular, Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the terms and conditions of the Common Stock and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which he/she/it considers material to its decision to make this investment.

3.10 No other documents. In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in this Agreement.

3.11 Use of Purchase Price. Purchaser understands, acknowledges and agrees that management of the Company shall have sole and absolute discretion concerning the use of the Purchase Price as well as the timing of its expenditures.

3.12 Restricted Securities. Purchaser understands that the Common Stock have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein. Purchaser understands that the Common Stock are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Common Stock indefinitely unless they are registered with the U.S. Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, Purchaser acknowledges that the Company has no obligation to register or qualify the Common Stock. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Common Stock, and on requirements relating to the Company that are outside of Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

3.13 No Public Market. Purchaser understands that no public market now exists for the Common Stock and that the Company has made no assurances that a public market will ever exist for the Common Stock.

3.14 No General Solicitation. The Purchaser is not purchasing the Common Stock as a result of any advertisement, article, notice or other communication regarding the Common Stock published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

3.15 Exculpation Among Purchasers. Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company. Purchaser agrees that Purchaser is not liable to any other purchasers participated in this Offering for any action heretofore taken or omitted to be taken by any of them in connection with the purchase of the Common Stock.

3.16 Residence. Purchaser is presently a bona fide resident of the state or country represented on the signature page hereof and has no present intention of becoming a resident of any other state, country, or jurisdiction, and the address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number) set forth on the signature page hereof are Purchaser’s true and correct residential or business address and Social Security Number/National Insurance Number (or other applicable number) or Employer Identification Number/Corporate Tax Reference Number (or other applicable number).

3.17 The Purchaser has been independently advised as to the restrictions with respect to trading the Common Stock and with respect to the resale restrictions imposed by applicable securities laws, confirms that no representation has been made to it by or on behalf of the Company with respect thereto, acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Common Stock except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and the Purchaser is solely responsible (and neither the Company is not in any way responsible) for compliance with applicable resale restrictions and the Purchaser is aware that it may not be able to resell the Common Stock except in accordance with limited exemptions under applicable securities laws, and it agrees that any certificates representing the Common Stock may bear a legend indicating that the resale of such securities is restricted;

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3.18 The Purchaser is aware that the Company is not a “reporting company” (as such term is used in the Securities Exchange Act of 1934, as amended) in the U.S.;

3.19 The Company may complete additional financings, including project financing, in the future in order to develop the business of the Company and to fund its ongoing development; there is no assurance that such financings or project financings will be available and, if available, on reasonable terms; failure to obtain sufficient additional funds by way of debt or equity financings or through joint ventures will prevent the continued development of the business of the Company and any such future financings may have a dilutive effect on current security holders, including the Purchaser;

3.20 The Purchaser is solely responsible (and the Company is not responsible in any way) for compliance with all applicable hold periods and resale restrictions under which the Common Stock are subject;

3.21 It understands that the purchase of the Common Stock is a highly speculative investment and that an investment in the Common Stock is suitable only for sophisticated investors and requires the financial ability and willingness to accept the possibility of the loss of all or substantially all of such investment as well as the risks and lack of liquidity inherent in an investment in the Company;

3.22 Confidential Information. The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is (i) known to the public through no fault of such Purchaser or his or its employees or representatives; (ii) becomes part of the public domain other than by a breach of this Agreement; (iii) becomes known by the action of a third party not in breach of a duty of confidence; or (iv) is required to be disclosed to a third party pursuant to any applicable law, government resolution, or decision of any court or tribunal of competent jurisdiction; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Securities, or (iii) to any general partner or affiliate of such Purchaser, so long as the prospective transferee agrees to be bound by the provisions of this Section 5.22.

3.23 Regulation S Exemption. The Subscriber acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state and provincial securities laws. The Subscriber understands that the Shares are being offered and sold to him, her or it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the applicability of such exemptions and the suitability of the Subscriber to acquire the Shares. In this regard, the Subscriber represents, warrants and agrees that:

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(i)	The Subscriber is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

(A)	any natural person resident in the United States of America;

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(C)	any estate of which any executor or administrator is a U.S. Person;

(D)	any trust of which any trustee is a U.S. Person;

(E)	any agency or branch of a foreign entity located in the United States of America;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)	any partnership, company, corporation or other entity if:

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii)	At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

(iii)	The Subscriber realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention.

(iv)	The Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(v)	The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(vi)	The Subscriber was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(vii)	Neither the Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the Subscriber and any person acting on his or her behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(viii)	The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(ix)	Neither the Subscriber nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Subscriber agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(x)	The Subscriber has carefully reviewed and completed the investor questionnaire annexed hereto as Exhibit A.

3.24 No Advertisements or Direct Selling Effort. The Subscriber is not subscribing for the Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Subscriber has not acquired the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Shares; provided, however, that the Subscriber may sell or otherwise dispose of any of the Shares pursuant to registration of any of the Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

3.25 Legend. The Subscriber acknowledges and agrees that the Shares shall bear a restricted legend (the “Legend”), in the form and substance as set forth in Section 4 hereof, prohibiting the offer, sale, pledge or transfer of the securities, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

3.26 Economic Considerations. The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Subscriber has relied solely on his or her own advisors.

3.27 Compliance with Laws. Any resale of the Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Subscriber will not offer to sell or sell the Shares in any jurisdiction unless the Subscriber obtains all required consents, if any.

3.28 General. Such Purchaser understands that the Common Stock are being offered and sold in reliance on a transactional exemption from the registration requirements of federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of such Purchaser to acquire the Common Stock.

4. LEGENDS, ETC.

4.1 Legends. Each certificate representing the Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

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“THESE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

4.2 Company’s Refusal to Register Transfer of Shares. The Company shall refuse to register any transfer of the Shares not made in accordance with (i) the provisions of Regulation S, (ii) pursuant to an effective registration statement filed under the Securities Act, or (iii) pursuant to an available exemption from the registration requirements of the Securities Act.

5. MISCELLANEOUS

5.4 Fees and Expenses. Except as expressly set forth in this Agreement to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

5.5 Representations and Warranties. The representations and warranties of the Company and Purchaser shall survive the Closing and delivery of the Common Stock.

5.6 Indemnification. Purchaser agrees to indemnify and hold harmless the Company and each director, officer or agent thereof from and against any and all losses, damages, liabilities and expenses arising out of or in connection with any breach of, or inaccuracy in, any representation or warranty of the undersigned, whether contained in this Agreement or otherwise.

5.7 Waiver, Amendment. Neither this Agreement nor any provisions hereof shall be waived, modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, modification, change, discharge or termination is sought.

5.8 Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either Company or Purchaser without the prior written consent of each other party.

5.9 Section and Other Headings. The section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.10 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND THE OTHER TRANSACTION DOCUMENTS ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

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5.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

5.12 Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid or if delivered by facsimile or electronic transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine):

(a)	if to Purchaser:

The address included on the signature page.

(b)	if to The Company:

Asia Equity Exchange Group, Inc..

Suite 2501A, Skyline Tower, 39 Wang Kwong Road,

Kowloon Bay, Hong Kong

Attn: Mr. Jun Liu

5.13 Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, permitted successors and assigns.

5.14 Entire Agreement. This Agreement (including the Exhibit hereto) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties are expressly canceled.

5.15 Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.16 Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Purchaser and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in this Agreement and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

5.17 Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments thereto.

5.18 Further Assurances: Each party hereto shall from time to time at the request of the other party hereto do such further acts and execute and deliver such further instruments, deeds and documents as shall be reasonably required in order to fully perform and carry out the provisions of this Agreement. The parties hereto agree to act honestly and in good faith in the performance of their respective obligations hereunder.

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5.19 Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof and thereof, nor shall any delay or omission of any party to exercise any right hereunder and thereunder in any manner impair the exercise of any such right accruing to it thereafter.

5.20 Successors And Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in this Agreement, the Purchaser may assign its rights and delegate its duties hereunder in whole or in part (i) to a third party acquiring all or substantially all of its Common Stock in a private transaction or (ii) to an affiliate, in each case, without the prior written consent of the Company or the other purchasers participated in this Offering, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.21 Signature Page. It is hereby agreed that the execution by the Purchaser of this Agreement, in the place set forth herein, will constitute agreement to be bound by the terms and conditions hereof.

[Signature pages follows]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

Company:

Asia Equity Exchange Group, Inc.

By:	/s/ Xiangyu Wang
Name:	Xiangyu Wang
Title:	Chief Executive Officer

Purchaser:

/s/ Zhou, Yanru
Name:	Zhou, Yanru

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK;

SIGNATURE PAGE FOR PURCHASER FOLLOWS]

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Asia Equity Exchange Group, Inc.

PURCHASER SIGNATURE PAGE TO

SUBSCRIBTION AGREEMENT

Purchaser hereby elects to purchase 4,300,000 shares of Common Stock for a purchase price of $ US $15,050,000

Date (NOTE: To be completed by the Purchaser): November 21, 2017

If the Purchaser is an INDIVIDUAL, and if purchased with a SPOUSE, or as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:

Zhou, Yanru	NA
Print Name(s)	Social Security Number(s)

Signature(s) of Purchaser(s)	Signature

November 21, 2017	RM D2-30B of KK One, Shangsha Town, Futian District, Shenzhen, Guangdong, China
Date	Address

If the Purchaser is a PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY or TRUST:

Name of Partnership,	Federal Taxpayer Corporation, Limited Identification Number Liability Company or Trust

By:
Name:	State of Organization

Date	Address

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